Exhibit 10.39
March 5, 2009
Cummins Inc.
One American Square, Suite 1800
Indianapolis, Indiana 46282
Attention: Marya M. Rose, Vice President, General Counsel
                    and Corporate Secretary

Re:	Extension of Standby Purchase Commitment
Dear Marya:
     This letter memorializes the agreement to modify the Standby Purchase Agreement between Cummins Inc. (“Cummins”) and Irwin Financial Corporation (“IFC”) dated as of October 13, 2008 (the “Agreement”) in order to extend its outside expiration date to April 30, 2009.
     By signing this letter in the space provided below, Cummins and IFC agree that the reference to “December 31, 2008” in Section 12(a)(i) of the Agreement is hereby changed to “April 30, 2009.” Except for this date change, the Agreement remains unmodified and in full force and effect.
     Please confirm that the foregoing correctly sets forth our agreement by signing this letter in the space provided below.

Sincerely, IRWIN FINANCIAL CORPORATION
By:	/s/ William I. Miller
William I. Miller, Chairman and CEO
Agreed as of the date first written above:
CUMMINS INC.

By: Its:	/s/ Theodore M. Solso Chairman and CEO